Note 47	6 Months Ended
Jun. 30, 2024
Disclosure of non-adjusting events after reporting period [abstract]
Disclosure of subsequent events	Subsequent events
On July 5, 2024, the BBVA’s Extraordinary General Shareholders' Meeting resolved to authorize, with 96% votes in favor, an increase in the share capital of BBVA of up to a maximum nominal amount of €551,906,524.05 through the issuing and putting into circulation of up to 1,126,339,845 ordinary shares of €0.49 par value each to fully cover the Consideration offered to the shareholders of the Target Company (see Note 25).
From July 1, 2024 to the date of preparation of these Consolidated Financial Statements, no subsequent event requiring disclosure in these Consolidated Financial Statements has taken place that significantly affect the Group’s earnings or its consolidated equity position.